UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2023

Cibus, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6455 Nancy Ridge Drive San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 450-0008

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, $0.0001 par value per share	CBUS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

On June 1, 2023, Cibus, Inc. (formerly Calyxt, Inc.) (the “Company”, and prior to the completion of the business combination, “Calyxt”), filed a Current Report on Form 8-K (the “Original 8-K”) to report that, among other things, on May 31, 2023, the Company completed its business combination in accordance with the terms of the Agreement and Plan of Merger, dated as of January 13, 2023, as amended by the First Amendment thereto dated as of April 14, 2023 (as amended, the “Merger Agreement,” and the transactions contemplated thereby, the “Transactions”), by and among Calyxt, Calypso Merger Subsidiary, LLC, Cibus Global, LLC (“Cibus Global”), and certain blocker entities party thereto.

This Amendment No. 1 to the Original 8-K (this “Amendment”) is being filed to include (i) certain historical financial information of Cibus Global and pro forma financial information of Calyxt and Cibus Global required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively, and (ii) Cibus’ Management’s Discussion and Analysis of Financial Condition and Results of Operations for the three months ended March 31, 2023 and 2022.

This Amendment does not amend any other items of the Original 8-K or purport to provide an update or discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original 8-K. The information previously reported in or filed with the Original 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of Cibus Global as of and for the years ended December 31, 2022 and 2021, and the unaudited interim financial statements for the three months ended March 31, 2023 and 2022 are attached hereto as Exhibits 99.4 and 99.5, respectively, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.7 to this Amendment and is incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of BDO USA, LLP.

99.4	Audited Financial Statements of Cibus Global, LLC for the Years Ended December 31, 2022 and 2021.

99.5	Unaudited Financial Statements of Cibus Global, LLC for the Three Months Ended March 31, 2023 and 2022.

99.6	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Three Months Ended March 31, 2023 and 2022.

99.7	Unaudited Pro Forma Combined Financial Information for Cibus Global, LLC and Calyxt, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Cibus, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2023

CIBUS, INC.

By:	/s/ Rory Riggs
Name:	Rory Riggs
Title:	Chief Executive Officer and Chairman